SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004



                            ULTRASTRIP SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                            000-25663                  65-0841549
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
(State or other jurisdiction       (Commission File Number)            (IRS Employer ID No.)
 of incorporation)

                  3515 SE Lionel Terrace, Stuart, Florida 34997
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       Registrant's telephone number, including area code: (772) 287-4846


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
                  240.14d-2(b))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01.        Other Events.

         On October 6, 2004, UltraStrip Systems, Inc. acknowledged notification from Shaw Robotic Environmental Services, LLC of their intent to not renew the Exclusive Services Contractor Agreement. As a result, the contract's initial one-year term will expire on November 12, 2004, at which time the Company will be free to negotiate with other service providers or engage in direct sales or contracting services in order to continue the development of the North American market for its M3500 robotic system.


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                                       SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ULTRASTRIP SYSTEMS, INC.


                                              By: /s/ Stephen R. Johnson
                                                  --------------------------
                                              Name: Stephen R. Johnson
                                              Title: Chief Executive Officer

Dated: October 12, 2004


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